Exhibit 21.1
Subsidiaries of
Surgery Partners, Inc.

Entity Name	Jurisdiction of Organization	Doing Business As
Advanced Pain Institute Treatment Center, LLC	Louisiana
Advanced Surgery Center, LLC	Nebraska
A&S Management, LLC	Delaware
Afshin Gerayli, MD	California	Pain Specialists of Orange County
Alaska Digestive Center, LLC	Alaska
AllCare Holdco PC	North Carolina
Ambulatory Resource Centres Investment Company, LLC	Delaware
Ambulatory Resource Centres of Washington, LLC	Tennessee
Ambulatory Resource Centres of Wilmington, LLC	Tennessee
Ambulatory Surgery Center of Burley, LLC	Idaho
Anderson & Shapiro Eye Surgeons, S.C.	Wisconsin
Anesthesiology Professional Services, Inc.	Florida
Animas Surgical Hospital, LLC	Delaware
Animas Anesthesia Associates, LLC	Colorado
APS of Hammond, LLC	Delaware
APS of Jonesboro, LLC	Delaware
ARC Development, LLC	Tennessee
ARC Financial Services, LLC	Tennessee
ARC Kentucky, LLC	Tennessee	ARC Kentucky/Louisville, LLC
ARC of Bellingham, L.P.	Tennessee
ARC of Georgia, LLC	Tennessee	Premier Surgery Center
Armenia Ambulatory Surgery Center, LLC	Florida
ASC Gamma Partners, Ltd.	Florida	Miami Surgical Center
Bahamas Surgery Center, LLC	California
Baton Rouge Anesthesia Services, LLC	Delaware
Bayside Endoscopy Center, LLC	Rhode Island
BBH Holdings of Idaho Falls, LLC	Delaware
Birmingham Surgery Center, LLC	Delaware
Blue Ridge Surgical Center, LLC	Delaware
Bone Management MSO, LLC	Delaware
Brazos Valley Physicians Alliance	Texas
Brazos Valley Physicians Organization MSO, LLC	Texas
Bristol Spine Center, LLC	Delaware	Renaissance Surgery Center
BSC Administrative Services Organization, LLC	Delaware
Canyon Ambulatory Surgery Center, LLC	North Carolina
Cape Coral Ambulatory Surgery Center, LLC	Florida
Cape Coral Anesthesia Services, LLC	Florida
Cardiac Cath Lab of Idaho Falls, LLC	Delaware	Eagle Rock Outpatient Center
CBSH, LLC	Texas
CBSH Physicians Organization	Texas
CC Pocatello, LLC	Idaho
CCIF, LLC	Delaware
Center For Orthopedic Surgery, LLC	California
CIPM Holdco, Inc.	Georgia

Entity Name	Jurisdiction of Organization	Doing Business As
CMSC, LLC	Montana
Coastal Bend Medical Park, LLC	Texas
Coastal Bend Surgery Center, Ltd	Texas
Cold Springs Medical Surgical Group, LLC	California
Collier Anesthesia Pain, LLC	Florida
Community Care Channing Way, LLC	Delaware
Community Care Rexburg, LLC	Delaware
Community Care West Side, LLC	Delaware
Community Hospital Holding Company, LLC	Georgia
Community Hospital Management Company, LLC	Georgia
Coppel Surgical Solutions, LLC	Nevada
Corpus Christi CBSC GP, Inc.	Texas
Crescent View Surgery Center, LLC	Louisiana
Cypress Surgery Center, LLC	Delaware
Delaware Outpatient Center for Surgery, LLC	Delaware
Dupont Holdco PC	Kentucky
Durango Surgery Center, LLC	Colorado	Animas Surgical Center at Escalante
El Paso Specialty Hospital, Ltd	Texas
El Paso Specialty Physicians Group	Texas
Eyes on Stark Surgery Center, LLC	Ohio	Vista Surgical Center
Eye Surgical Center of San Francisco, LLC	California
Forest Ambulatory Surgical Associates, LLC	California
Gainesville Eye Physicians, P.A.	Delaware
Gastro Operating Company, LLC	New York
Georgia Bone & Joint, LLC	Georgia
Gold Coast Surgery Center, LLC	California
Gold Coast Surgicenter, LLC	Illinois
Grand Teton Surgical Center, LLC	Idaho
Great Falls Clinic, LLC	Montana
Great Falls Clinic Surgery Center, L.L.C.	Montana
Hammond Anesthesia Services, LLC	Louisiana
Humble Vascular Surgical Center, LLC	Texas
Idaho Falls ASC, LLC	Delaware
Idaho Falls Community Hospital, LLC	Delaware	Honolulu Sports and Spine Center
Idaho Falls Internal Medicine, LLC	Idaho
IFSC Acquisition, LLC	Delaware
Interventional Spine Center, LLC	California
IPM Surgery Centers, LLC	California	SpinalCARE Surgicenter
Jacksonville Beach Surgery Center, LLC	Tennessee
Jenkins County Hospital, LLC	Georgia
Jonesboro Anesthesia Services, LLC	Arkansas
Journey Lite of the Central Coast, LLC	California
Kansas Spine & Specialty Hospital, LLC	Kansas
Kent, LLC	Rhode Island
Knowles Surgery Center, LLC	California
Lafayette Surgical Hospital, LLC	Louisiana
Lake Mary Surgery Center, L.L.C.	Florida

Entity Name	Jurisdiction of Organization	Doing Business As
Lakeway Holdco, LLC	Texas
Lakeway Ambulatory Surgical Center, LLC	Texas
Lakeway Stay Suites, LLC	Texas
La Peer Surgery Center, LLC	California
Largo Endoscopy Center, L.P.	Tennessee	Tampa Bay Regional Surgery Center
Largo Surgery, LLC	Florida	West Bay Surgery Center
Laser and Outpatient Surgery Center, LLC	Delaware
Logan Laboratories, LLC	Delaware
Lubbock Heart Hospital, LLC	Delaware	Lubbock Heart & Surgical Hospital
Meadowbrook Medical Associates, LLP	New York
Medical Center Endoscopy, LLC	Texas
Midwest Surgical Hospital, LLC	Nebraska
Midwest Uncuts, Inc.	Iowa	Midwest Labs
Millenia Surgery Center, L.L.C.	Florida
Minimally Invasive Surgical and Neuroscience Center, LLC	Delaware
Mission Hills Surgicenter, LLC	California	Mission Hills Pain Treatment Center
Montana Health Partners, LLC	Montana
Mountain View Hospital, LLC	Delaware
Mountain View Network, LLC	Idaho
Muve - West Chester Ambulatory Surgical Center, LLC	Pennsylvania
Muve - West Chester, LLC	Pennsylvania
Muve - West Chester Stay Suites, LLC	Pennsylvania
MV Oncology, LLC	Delaware
MV Pocatello ENT, LLC	Idaho
MVH Anesthesia, LLC	Idaho	Eagle Rock Anesthesia
MVH BMC, LLC	Idaho
MVH Eagle Rock ASC, LLC	Idaho
MVH Idaho Falls Oncology, LLC	Delaware
MVH Parkway, LLC	Delaware
MVH PC Specialists, LLC	Idaho
MVH PIC, LLC	Idaho
MVH PMHS, LLC	Idaho
MVH NWSH, LLC	Idaho
MVH SNF Holding, LLC	Idaho
MVH Surgical Specialists, LLC	Idaho
MVH Valencia, LLC	Idaho
National Surgical Hospitals, LLC	Delaware
NeoSpine Puyallup Spine Center, LLC	Delaware	Microsurgical Spine Center
NeoSpine Surgery, LLC	Delaware
NorCal Orthopedic Surgery Center, LLC	California
North Carolina Specialty Hospital, LLC	North Carolina
North Carolina Specialty Physicians, LLC	North Carolina
North Dakota Surgery Center, LLC	Delaware
North Idaho Day Surgery, LLC	Idaho
North Shore Surgi-Center, Inc.	New York
Northwest Ambulatory Surgery Services, LLC	Washington	Bellingham Ambulatory Surgery Center
NovaMed Acquisition Company, LLC	Delaware

Entity Name	Jurisdiction of Organization	Doing Business As
NovaMed Eye Surgery Center of North County, LLC	Delaware	Woodcrest Surgery Center
NovaMed Eye Surgery Center of Overland Park, LLC	Delaware
NovaMed Management of Kansas City, LLC	Missouri
NovaMed Management Services, LLC	Delaware
NovaMed of Bethlehem, LLC	Delaware
NovaMed of Laredo, Inc.	Delaware
NovaMed of Lebanon, LLC	Delaware
NovaMed of San Antonio, LLC	Delaware
NovaMed of Texas, LLC	Delaware
NovaMed of Wisconsin, LLC	Delaware
NovaMed Surgery Center of Baton Rouge, LLC	Delaware	Interventional Pain Management Center
NovaMed Surgery Center of Chattanooga, LLC	Delaware
NovaMed Surgery Center of Chicago-Northshore, LLC	Delaware
NovaMed Surgery Center of Colorado Springs, LLC	Delaware	Premier Surgery Center
NovaMed Surgery Center of Denver, LLC	Delaware	Cherry Hills Surgery Center
NovaMed Surgery Center of Jonesboro, LLC	Delaware	Eye Surgery Center of Arkansas
NovaMed Surgery Center of Madison, Limited Partnership	Wisconsin
NovaMed Surgery Center of Nashua, LLC	Delaware	Nashua Eye Surgery Center
NovaMed Surgery Center of Orlando, LLC	Delaware	Downtown Surgery Center
NovaMed Surgery Center of San Antonio, L.P.	Delaware	American Surgery Center
NovaMed Surgery Center of St. Peters, LLC	Delaware	St. Peters Ambulatory Surgery Center
NovaMed Surgery Center of Tyler, L.P.	Delaware	The Cataract Center of East Texas
NovaMed Surgery Center of Warrensburg, LLC	Delaware	Surgery Center of Warrensburg
Eye Surgery Center of Warrensburg
NovaMed Surgery Center of Whittier, LLC	Delaware	Center for Outpatient Surgery
NovaMed, LLC	Delaware	Surgery Partners
NSH Bryan Hospital, Inc.	Texas
NSH California, LLC	California
NSH Durham, Inc.	North Carolina
NSH El Paso Specialty Hospital, Inc.	Texas
NSH El Paso, Inc.	Texas
NSH Georgia, LLC	Delaware
NSH Louisiana, LLC	Louisiana
NSH Management of Arizona, LLC	Arizona
NSH Management of California, LLC	California
NSH Mesa, LLC	Arizona
NSH Michigan, Inc.	Michigan
NSH North Idaho, LLC	Idaho
NSH San Antonio Surgical Hospital, LLC	Texas
NSH Texas, LLC	Illinois
NSH Wisconsin, LLC	Wisconsin
Nuehealth Equity II, LLC	Delaware
NueHealth Management Services II, LLC	Delaware
Oak Leaf Surgical Hospital, LLC	Wisconsin
Ocean State Endoscopy Holdings, LLC	Rhode Island
Orange City Surgery Center, LLC	Florida
Orthopedic Surgery Center of Asheville, L.P.	Tennessee	Outpatient Surgery Center of Asheville

Entity Name	Jurisdiction of Organization	Doing Business As
Orthopedic & Spine Surgical Hospital of South Texas, LP	Texas	South Texas Spine & Surgical Hospital
Pain Management Associates, Inc.	California
Park Place Surgery Center, L.L.C.	Florida
Permian Basin Surgical Care Center, LLC	Texas	Vista Surgery Center
Plantation ASC, LLC	Florida
Portsmouth, LLC	Delaware
Prescription Center, LLC	Idaho
Prescription Center Homecare, LLC	Idaho
PSC Development Company, LLC	Delaware
PSC Operating Company, LLC	Delaware
PSHS Alpha Partners, Ltd.	Florida	Lake Worth Surgery Center
PSHS Beta Partners, Ltd.	Florida	The Gables Surgical Center
Quahog Holding Company, LLC	Delaware
Quantum Enterprises, PLLC	Colorado
Riverside Billing & Management Company, LLC	Florida
Riverside Spine & Pain Physicians, LLC	Florida
Riverside Surgical Center, LLC	Florida
SAM Holdco PC	Georgia
Santa Barbara ASC Holdings, LLC	California
Sarasota Ambulatory Surgery Center, Ltd.	Florida
SARC/Asheville, LLC	Tennessee
SARC/Ft. Myers, Inc.	Tennessee
SARC/Georgia, Inc.	Tennessee
SARC/Kent, LLC	Tennessee
SARC/Largo Endoscopy, LLC	Tennessee
SARC/Largo, Inc.	Tennessee
SARC/Providence, LLC	Tennessee
SARC/St. Charles, Inc.	Tennessee
SCA Holdco PC	Georgia
SCNA Holdco PC	Georgia
Screven County Family Health Center, LLC	Georgia
Screven County Hospital, LLC	Georgia
SGRY, LLC	Delaware
SGRY Holdings, LP	Tennessee
Skyway Surgery Center, LLC	California
SMBI DOCS, LLC	Tennessee
SMBI Great Falls, LLC	Tennessee
SMBI Havertown, LLC	Tennessee
SMBI Idaho, LLC	Tennessee
SMBI LHH, LLC	Delaware
SMBI Portsmouth, LLC	Tennessee
SMBI STLWSC, LLC	Tennessee
SMBIMS Birmingham, LLC	Tennessee
SMBIMS Durango, LLC	Tennessee
SMBIMS Florida I, LLC	Florida
SMBIMS Kirkwood, LLC	Tennessee
SMBIMS Steubenville, Inc.	Tennessee

Entity Name	Jurisdiction of Organization	Doing Business As
SMBIMS Wichita, LLC	Tennessee
SMBISS Beverly Hills, LLC	Tennessee
SMBISS Chesterfield, LLC	Tennessee
SMBISS Encino, LLC	Tennessee
SMBISS Irvine, LLC	Tennessee
SMBISS Thousand Oaks, LLC	Tennessee
Snake River Hospitalists, LLC	Idaho
Southpoint Surgery Center, LLC	North Carolina
South Sound Neurosurgery, PLLC	Washington
Southern Bone & Joint Ambulatory Surgical Center, LLC	Georgia	Southern Bone & Joint, LLC
Southwest Endoscopy Partners, LLC	Colorado	Southwest Endoscopy Center
SP California Management, LLC	Delaware
SP Forest Knowles Holdco, LLC	Delaware
SP FVC, LLC	Illinois
SP Gainesville Management, LLC	Delaware
SP Gramercy Administrative Services Organization, LLC	Delaware
SP Holdco I, Inc.	Delaware
SP Irvine Holdings, LLC	Delaware
SP Louisiana, LLC	Louisiana
SP Management Services, Inc.	Tennessee	SymbionARC Management Services
Surgery Partners Management Services, Inc.
SGRY SP Management Services, Inc.
SGRY Surgery Partners Management Services, Inc.
SP Maury County, LLC	Delaware
SP Mountain Management Services, LLC	Delaware
SP New York Management, LLC	Delaware
SP New York Support, LLC	Delaware
SP North Dakota, LLC	Delaware
SP North Shore Administrative Services Organization, LLC	Delaware
SP Physician Management, LLC	Delaware
SP Practice Management, LLC	Delaware
SP SCH UnSub 2022 Parent, LLC	Delaware
SP SCH UnSub 2022-1, LLC	Delaware
SP SCH UnSub 2022-2, LLC	Delaware
SP SCH UnSub 2022-3, LLC	Delaware
SP Sequoia Holdco, LLC	Delaware
Space Coast Surgery Center LLC	Florida
Specialty Surgical Center of Beverly Hills, L.P.	California
Specialty Surgical Center of Encino, L.P.	California
Specialty Surgical Center of Encino, LLC	California
Specialty Surgical Center of Irvine, L.P.	California
Specialty Surgical Center of Irvine, LLC	California
Specialty Surgical Center, LLC	California
St. Louis Women’s Surgery Center, LLC	Delaware	St. Louis Multispecialty Surgery Center
St. Raphael's Surgery Center, LLC	Texas
STSSH Physicians Organization	Texas
Surgery Center Holdings, Inc.	Delaware

Entity Name	Jurisdiction of Organization	Doing Business As
Surgery Center Holdings, LLC	Delaware
Surgery Center of Fremont, LLC	Delaware
Surgery Center of Kalamazoo, LLC	Michigan
Surgery Center of Lebanon, LP	Pennsylvania	Physicians Surgical Center
Surgery Center of Pennsylvania, LLC	Pennsylvania
Surgery Center Partners, LLC	Delaware	Timberlake Surgery Center
Surgery Partners Acquisition Company, LLC	Florida
Surgery Partners of Coral Gables, LLC	Florida
Surgery Partners of Lake Mary, LLC	Florida
Surgery Partners of Lake Worth, LLC	Florida
Surgery Partners of Merritt Island, LLC	Florida
Surgery Partners of Millenia, LLC	Florida
Surgery Partners of Park Place, LLC	Florida
Surgery Partners of Sarasota, LLC	Florida
Surgery Partners Insurance of Tennessee, LLC	Tennessee
Surgery Partners of West Kendall, L.L.C.	Florida
Surgery Partners of Westchase, LLC	Florida
Surgery Partners, LLC	Florida	SGRY SP, LLC
Symbion Ambulatory Resource Centres, LLC	Tennessee
Symbion Holdings, LLC	Delaware
SymbionARC Support Services, LLC	Tennessee
Tampa Pain Relief Center, Inc.	Florida	Central Florida Pain Relief Centers
Florida Orthopedic Partners
Florida Pain Institute - Merritt Island
Florida Pain Institute - Palm Bay
Florinda Pain Institute - Pineda
Florida Spine Sports and Rehabilitation Center
Orlando Pain Relief Center
Pain Medicine Institute
Rehabilitation Medical Group
Sarasota Pain Relief Center - Bradenton
Sarasota Pain Relief Center - CPCS
Sarasota Pain Relief Center - Downtown
Sarasota Pain Relief Center - Venice
Sarasota Pain Relief Center
South Florida Pain Relief Center
Tattnall Hospital Company, LLC	Georgia
Texarkana Surgery Center GP, LLC	Texas
Texarkana Surgery Center, L.P.	Delaware
Texas Physicians Group	Texas	Austin Wound Care and Hyperbaric Center
The Center for Special Surgery, LLC	Delaware
The Center for Specialized Surgery, LP	Pennsylvania
The Surgery Center of Ocala, LLC	Tennessee
Tracy Surgery Center, LLC	California
Triangle Surgery Center, LLC	North Carolina
UCLA/SP Holdings, LLC	Delaware
UniPhy Healthcare of Johnson City VI, LLC	Tennessee

Entity Name	Jurisdiction of Organization	Doing Business As
United ASC Holding Company, LLC	Delaware
Universal Management, LLC	Delaware
Universal Spine & Joint Specialists, LLC	Florida
Valencia ASC, LLC	California
Valley Ambulatory Surgery Center, L.P.	Illinois
Valley Surgical Center, Ltd.	Ohio
VASC, LLC	Illinois
VH Naples Holdings, LLC	Kansas
VH SEFL Holdings, LLC	Kansas
VH Springfield Holdings, LLC	Kansas
VH Villages Holdings, LLC	Kansas
Village Surgicenter, LLC	Delaware
Village Surgicenter, Limited Partnership	Delaware
West Bloomfield Surgery Center LLC	Michigan
Westchase Surgery Center, Ltd.	Florida
Wilmington Surgery Center, L.P.	Tennessee